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                                                                     EXHIBIT 24

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of LIBBEY INC., a Delaware corporation (the "Company"), hereby does constitute and appoint SUSAN A. KOVACH, JOHN F. MEIER, RICHARD I. REYNOLDS, SCOTT M. SELLICK AND ARTHUR H. SMITH, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name in the name and on behalf of the Company or as a director or officer, or both, of the Company, as indicated below opposite his or her signature to annual reports on Form 10-K for the year ending December 31, 2003 or any amendment or papers supplemental thereto; and each of the undersigned hereby does fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed these presents as of this 8th day of March, 2004.

      /s/ John F. Meier                 Director, Chairman of the Board and
    ----------------------------------           Chief Executive Officer
    John F. Meier

     /s/ Richard I. Reynolds            Director, Executive Vice President and
   -----------------------------------          Chief Operating Officer
   Richard I. Reynolds

     /s/ Scott M. Sellick               Vice President, Chief Financial Officer
   -----------------------------------
   Scott M. Sellick

     /s/ Carlos V. Duno                 Director
   -----------------------------------
   Carlos V. Duno

     /s/ William A. Foley               Director
   -----------------------------------
   William A. Foley

     /s/ Deborah G. Miller              Director
   -----------------------------------
   Deborah G. Miller

     /s/ Peter C. McC. Howell           Director
   -----------------------------------
   Peter C. McC. Howell

     /s/ Carol B. Moerdyk               Director
   -----------------------------------
   Carol B. Moerdyk

     /s/ Gary L. Moreau                 Director
   -----------------------------------
   Gary L. Moreau

     /s/ Terence P. Stewart             Director
   -----------------------------------
   Terence P. Stewart